Walden Logo       Walden Asset Management
                  A Division of United States Trust Company of Boston

To:      Walden Social Balanced Fund Shareholders
From:    Stephen K. Moody
Date:    March 31, 2000
Subject: Portfolio Review and Economic Outlook

                             INVESTMENT PERFORMANCE
                          FUND NET ASSET VALUE: $10.69

                                                                 Calendar        Since Inception
                                                  Quarter      Year to Date       June 20, 1999
                                                  -------      ------------       -------------
Walden Social Balanced Fund*                       4.39%           4.39%               7.83%
Standard & Poor's 500 Stock Index(1)               2.30%           2.30%              12.14%
Lehman Brothers Government/Corporate Bond
  Index(2)                                         2.68%           2.68%               2.80%**
90-Day U.S. Treasury Bills(3)                      1.32%           1.32%               3.82%**

WALDEN ASSET MANAGEMENT SERVES AS INVESTMENT ADVISER TO THE WALDEN SOCIAL BALANCED FUND AND RECEIVES A FEE FOR ITS SERVICES.

 * After all expenses at an annual rate of 1%, the adviser's expense limitation.

** Performance return is as of July 1, 1999.

For more information on all Walden Funds, including a prospectus that outlines fees, charges and other operating expenses, call 1 (800) 441-8782 X4050. Please read the prospectus carefully before investing or sending money.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF UNITED STATES TRUST COMPANY OF BOSTON OR ANY BANK AND ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY AGENCY. THE VALUE OF THE FUND SHARES AND RETURNS WILL FLUCTUATE AND INVESTORS MAY HAVE A GAIN OR LOSS WHEN THEY REDEEM SHARES. DISTRIBUTED BY BISYS FUND SERVICES LIMITED PARTNERSHIP.
---------------

(1) Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. Stock market as a whole. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

(2) Lehman Brothers Government/Corporate Bond Index is an unmanaged index generally representative of the performance of U.S. Treasury, U.S. government agencies and corporate debt securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

(3) 90-Day U.S. Treasury Bills are represented by the U.S. Treasury Bill Total Return Index. Treasury bills are government guaranteed and offer a fixed rate of return. Return and principal of stocks and bonds will vary with market conditions.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THE COVENTRY GROUP
WALDEN SOCIAL BALANCED FUND

THE FINANCIAL MARKETS AND THE WALDEN SOCIAL BALANCED FUND PORTFOLIO

      "Until market forces, assisted by a vigilant Federal Reserve, effect the necessary alignment of the growth of aggregate demand with the growth of potential aggregate supply, the full benefits of innovative productivity acceleration are at risk of being undermined by financial and economic instability." Thus spoke Chairman Alan Greenspan at Boston College on March 6th, laying down the gauntlet before the U.S. stock market. As he pointed out, it was not the real economy that threatened the economy with runaway inflation, but the runaway, speculative segment of the stock market. Extremely inflated equities were lining the pockets of their owners, creating the possibility of such great liquidity that if spent, as in the Bay Area of California, could cause hyper-inflation. With those remarks, Greenspan attempted to transform the bifurcated market of which we have written so often these past two years and of which the last month of 1999 and the first two and a half months of 2000 were an extreme example.

Q4 1999 REVIEW
      The Walden Social Balanced Fund finished the last quarter of 1999 with competitive returns. For the quarter, the portfolio rose 7.6%. The Lipper Balanced Funds Average(1), for example, also rose 7.6% for the quarter. Throughout the period, the proportion of the portfolio in stocks was sixty-five to seventy percentage points. Asset allocation and fixed income performance are the primary explanations for the competitive overall account performance.

      The one change from past trends in the stock market has been the lesser relevance of size as a factor. This quarter, using Standard & Poor's indices, large stocks were up 17.9% (the S&P 100)(2), mid-cap stocks up 16.8% (the S&P
400)(3) and small stocks up 12.3% (the S&P 600)(4). The cause is straightforward, the staggeringly large market capitalizations of new "dot.com" stocks, some of which have rushed from small- to mid- to large-sized firms in not much longer than it takes to write this sentence. The performance we achieved was without the benefit of any of

---------------

(1) Lipper Balanced Funds Average is an average of funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

(2) Standard & Poor's 100 Index is an unmanaged index composed of 100 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

(3) Standard & Poor's MidCap 400 Index is an unmanaged index comprised of 400 domestic stocks chosen for market size (median market capitalization of $676 million), liquidity and industry group representation. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

(4) Standard & Poor's Small Cap 600 Index is an unmanaged index comprised of 600 domestic small capitalization stocks chosen for market size, liquidity and industry group representation. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Portfolio composition is subject to change.

THE COVENTRY GROUP
WALDEN SOCIAL BALANCED FUND

these companies. It remains to be seen whether or not owning "dot.coms" is a positive or a negative, in the long-run. It is clear that an opportunity, highly lucrative, speculative and risky, was missed.

      To us as portfolio managers, it appeared that 1999's market, more than any other in financial history, rewarded expensive stocks with higher prices and penalized inexpensive stocks. Technology, for example, rose 74% to become over one-third of the S&P. Capital goods (more than half of which is GE) rose 27.2% on the sole strength of GE's performance (it was up 51.7% in price alone). The one exception to the expensive-did-better generalizations was the next best performing sector, basic materials (companies like Alcoa), which responded to the fact that non-agricultural commodities, deep in the doldrums seven months ago, are higher in price than they were at the end of 1998. This sector rose 27.2% in 1999, according to Standard & Poor's. Only these three sectors (out of eleven major S&P groups) outperformed the market.

Q1 2000 REVIEW
      The stock market in January and February faltered, dropping 6.8% as investors in the aggregate acted collectively on fears of a resurgence in inflation, the possibility of rising interest rates, and a Federal Reserve determined to pursue the yet unannounced policy of "vigilance." Investors large and small rushed to the only game left in town, rapidly growing companies, primarily in the biotechnology, telecommunications networking, and computer sectors. This turned the market of investors into a casino of gamblers. And then, following Greenspan's speech, the gambling was over for the time being, and market participants began paying attention to qualities like "value" and "sustainable earnings." The market, as represented by the S&P 500(1), rose 9.8% in March to close the quarter up 2.3%.

      The Walden Social Balanced Fund participated in the market's rise, returning some 4.4% for the quarter ended March 31, 2000. These returns compare favorably with balanced funds generally: the Lipper Balanced Funds Index(2) rose 2.6% for the quarter.

      Equities in the portfolio rose 6.1% this quarter, outperforming the broad market index, the S&P 500, which rose 2.3%. The equities in the Walden Social Balanced Fund reflect a compromised balance this quarter. The holdings do include elements of the "new economy" in that they include companies such as CISCO SYSTEMS, Oracle, and EMC CORP., building out the internet infrastructure, but with real earnings. By quarter end, about 33.2% of the stocks held were in the technology sector, not much different than the S&P 500, which had 32.8% in technology. On the other hand, the weighted average price/earnings ratio of equities in the portfolio, a relative measure of cost, was slightly below that of the S&P 500.

---------------

(1) Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. Stock market as a whole. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

(2) Lipper Balanced Funds Index is comprised of funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Portfolio holdings are in bold and subject to change.

THE COVENTRY GROUP
WALDEN SOCIAL BALANCED FUND

      The modest change in the averages and even the monthly numbers disguise the underlying tumult in the equity markets. Technology stocks within the S&P 500 Index(1) rose 25.0%. The S&P 600(2) rose 18.9% and the Russell 2000(3) (the smaller 2000 of the 3000 most valuable stocks in the stock market) was up 27.6%. The NASDAQ Composite(4), which is dominated by technology, large and small, was up 40.8%.

OUR ECONOMIC OUTLOOK

      We believe, in all of this market volatility -- and the volatility is now undeniably higher -- the economy grows rapidly but remains on course. Inflation, despite the visible run-up in gasoline, real estate and stock market prices, remains remarkably under control. The threats to capitalism or "our economic system" seem remote.

      As for our continuing challenge to determine how to position the portfolio, we continue to hold steadily to our course. We still think stocks are the preferred asset, in comparison to bonds and money market instruments. The overvaluation of the equity market is generally confined to a minority of stocks, as measured by their value relative to the whole market. Those stocks are characterized by having earnings that are both less certain and of lower quality. These kinds of equities we have chosen to underweight, or certainly not overweight. We consider most equities to be under- or fairly-valued, giving plenty of opportunity to us as managers to weather the pop of a speculative bubble. Thus our primary goal has been to divide companies with extraordinarily high valuations into those which have reasonable prospects of realizing their owners' collective expectations with sustainable rapid growth, and those which do not. In technology, where these issues are manifest, our goal this past quarter has been to own close to a market weight in technology, but of those which do have good prospects, firms like APPLIED MATERIALS, INTEL, Oracle and Cisco Systems. Likewise, our primary goal with non-technology companies (about 69% of equities in the stock market) has been to own the pearls which have been unreasonably devalued. The Walden Social Balanced Fund was about 70% in stocks at quarter end.

---------------

(1) Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. Stock market as a whole. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

(2) Standard & Poor's Small Cap 600 Index is an unmanaged index comprised of 600 domestic small capitalization stocks chosen for market size, liquidity and industry group representation. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

(3) Russell 2000 Stock Index is an unmanaged index comprised of securities with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price to book and price-earnings ratios. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

(4) NASDAQ Composite Index is a market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market, as well as National Market System-traded foreign common stocks and American Depository Receipts. Investors cannot invest directly in an index, although they can invest in the underlying securities.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Portfolio holdings are in bold and subject to change.

THE COVENTRY GROUP
WALDEN SOCIAL BALANCED FUND

      We continue to avoid long bonds in the fixed income portion of the portfolio, believing that the primary risk remains inflation, and, therefore, higher interest rates, not deflation. For this reason, your portfolio holds bonds with an average duration of some 3.2 years, about 40% below the duration of broad bond market indices. Most of the bonds are issued by federal agencies, which now have especially attractive yields of over 7%.

SOCIAL RESEARCH AND ACTION

      At Walden, we view social research as an integral part of our social change and shareholder advocacy effort. Walden's social initiatives over the last six months have continued to focus on efforts that foster greater corporate awareness, a necessary step in achieving meaningful and lasting change.

      Walden has been seeking more opportunities to lead or participate in broad-based coalitions pursuing various corporate actions. A case in point is the multi-year campaign to bolster Equal Employment Opportunity (EEO) accountability at HOME DEPOT, initiated when the company became embroiled in multiple class-action sex discrimination lawsuits several years ago. Walden has a principal role coordinating what is one of the largest cooperative social shareholder efforts ever, with over two dozen institutional investors who collectively own more than $100 million in shares jointly filing a shareholder resolution. Most are religious institutional investors that are members of the Interfaith Center on Corporate Responsibility, but also included are nonprofit organizations, unions, money managers, mutual funds and several individual investors. We met recently with a representative of Home Depot and were encouraged by its progress, but the company has yet to commit to full disclosure of EEO data. Representatives of the coalition have been invited to comment on a draft of the 1999 Home Depot Social Responsibility Report.

      Walden has recently taken up the issue of mercury pollution, initiating dialogues with mercury thermometer manufacturer Becton, Dickinson & Co. and drug store retailers CVS and WALGREEN. CVS and Walgreen are Walden Social Balanced Fund holdings. Mercury is a known neurotoxin with severe effects on child and fetal brain development and mercury thermometers are the largest source of mercury in municipal solid waste. Forty states have advisories for mercury in one or more water bodies, and eleven states have issued statewide mercury advisories. We are asking these companies if they have plans to follow Rite-Aid in limiting or phasing-out the manufacture and sale of mercury containing products, especially in light of growing legislative initiatives to restrict the sale of mercury thermometers. Healthcare without Harm, a coalition of environmental health groups, has provided technical assistance to Walden.

      Walden continues to play an active role in fostering discussions on international concerns within the socially responsible investing community. In March, we hosted a New England Social Investment Forum meeting with Dr. Vandana Shiva, an Indian theoretical physicist and leading advocate for ecology and social justice. Dr. Shiva, in Boston for the Biodevastation 2000, outlined her major environmental, health and local community concerns associated with the introduction of genetically engineered foods and with corporate concentration of seed ownership. She urged social investors to build relationships with grassroots activists abroad to develop a better appreciation of local concerns and more effective strategies to address them. Additionally, Walden hosted Roberto Perez, President of the U'wa Traditional Authority, to speak at a New England Social Investment Forum meeting to address the potential impact of Occidental Petroleum's plans to drill on land considered sacred by the U'wa in Colombia.
---------------
Portfolio holdings are in bold and subject to change.

THE COVENTRY GROUP
WALDEN SOCIAL BALANCED FUND

                                      ***

      All of us at Walden Asset Management thank you for your continued confidence in our services. Please feel free to contact me or my colleagues at
(617) 726-7250 if you have any questions about our investment views or your account.

Sincerely,

/s/ Stephen K. Moody
Stephen K. Moody
Portfolio Manager and Senior Vice President
United States Trust Company

THE COVENTRY GROUP
WALDEN SOCIAL BALANCED FUND

                     VALUE OF $10,000 VS BENCHMARK INDICES

       AVERAGE ANNUAL
        TOTAL RETURN

   For the         Inception
Period Ended          to
 03/31/00(1)      03/31/00(2)

  6.03%(3)          7.83%(3)

                                                                                                          BLEND (S&P 500 STOCK
                                                                                                        INDEX(5), LEHMAN BROTHERS
                                                                                                         GOV'T/CORP BOND INDEX(6)
                                                 WALDEN SOCIAL BALANCED      MORNINGSTAR - BALANCED     AND 90-DAY U.S. TREASURY
                                                          FUND               MUTUAL FUND AVERAGE(4)      AVERAGE ANNUAL BILLS(7)
                                                 ----------------------      ----------------------     -------------------------
6/99                                                       10000                      10000                       10000
9/99                                                        9600                       9579                        9721
12/99                                                    10329.1                      10276                       10415
3/00                                                       10783                      10538                       10659

The chart represents a historical investment of $10,000 in the Walden Social Balanced Fund from July 1, 1999 to March 31, 2000, and represents the reinvestment of dividends and capital gains in the Fund.

(1)  For the period from July 1, 1999 through March 31, 2000.

(2)  Commenced operations on June 20, 1999.

(3)  Not annualized.

(4) Morningstar-Balanced Mutual Fund Average is an average of funds on which Morningstar reports, which have a stated prospectus objective of being a balanced fund. If a fund in this average is a multiclass fund, all classes are used. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

(5) Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. Stock market as a whole. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

(6) Lehman Brothers Government/Corporate Bond Index is an unmanaged index generally representative of the performance of U.S. Treasury, U.S. government agencies and corporate debt securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

(7) 90-Day U.S. Treasury Bills are represented by the U.S. Treasury Bill Total Return Index. Treasury bills are government guaranteed and offer a fixed rate of return. Return and principal of stocks and bonds will vary with market conditions. Treasury bills are less volatile than longer term fixed-income securities and are guaranteed as to timely payment of principal and interest by the U.S. Government.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Walden Logo       Walden Asset Management
                  A Division of United States Trust Company of Boston


To:      Walden Social Equity Fund Shareholders
From:    Robert A. Lincoln
Date:    March 31, 2000
Subject: Portfolio Review and Economic Outlook

                             INVESTMENT PERFORMANCE
                          FUND NET ASSET VALUE: $10.60

                                                                 Calendar        Since Inception
                                                  Quarter      Year to Date       June 20, 1999
                                                  -------      ------------       -------------
Walden Social Equity Fund*                         3.92%           3.92%               6.94%
Standard & Poor's 500 Stock Index(1)               2.30%           2.30%              12.14%

WALDEN ASSET MANAGEMENT SERVES AS INVESTMENT ADVISER TO THE WALDEN SOCIAL EQUITY FUND AND RECEIVES A FEE FOR ITS SERVICES.

* After all expenses at an annual rate of 1%, the adviser's expense limitation.

For more information on all Walden Funds, including a prospectus that outlines fees, charges and other operating expenses, call 1 (800) 441-8782 X4050. Please read the prospectus carefully before investing or sending money.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF UNITED STATES TRUST COMPANY OF BOSTON OR ANY BANK AND ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY AGENCY. THE VALUE OF THE FUND SHARES AND RETURNS WILL FLUCTUATE AND INVESTORS MAY HAVE A GAIN OR LOSS WHEN THEY REDEEM SHARES. DISTRIBUTED BY BISYS FUND SERVICES LIMITED PARTNERSHIP.

---------------

(1) Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. Stock market as a whole. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THE COVENTRY GROUP
WALDEN SOCIAL EQUITY FUND

MARKET AND PERFORMANCE SUMMARY: 9/30/99 -- 3/31/00

      The month of March put a halt (at least temporarily) to one of the most risk-seeking stock markets of the post-war period. Highly volatile and highly priced (P/E) stocks, primarily in the technology sector, appreciated dramatically from September 1999 to February 2000, as the majority of stocks with more moderate risk and valuations stood still or declined. The disparities among stock returns reached record levels. In March, the market reversed course with substantial declines recorded in the most aggressive stocks while the moderate stocks performed much better.

      The Walden Social Equity Fund performance tracked much more with the overall pattern of the moderate group, i.e. companies with established businesses and profitable operations. For the six months ending in March, Walden Social Equity Fund returned 13.0%, compared with 17.5% for the S&P 500(1). For the quarter ending in March, the Walden Social Equity Fund gained 3.9% versus 2.3% for the S&P 500.

ECONOMIC SUMMARY & OUTLOOK

      From the standpoint of stock and bond values, the most favorable aspect of the long running economic expansion has been the modest level of inflation, which has accompanied strong growth and historically low unemployment. Inflationary pressures have largely been alleviated by new technology that has fostered outstanding growth in labor productivity. In addition, many businesses have been able to control costs by the increased use of foreign labor and through the rising value of the dollar in international markets.

      Investors have recognized the favorable confluence of technology-driven productivity gains and stable unit labor costs. The result has been comparatively low long-term interest rates and continuing high price valuations for companies that have been able to sustain profit margins within an environment of limited price flexibility. At this time, we see scant evidence of either an economic recession or rising inflation in the months ahead. The Federal Reserve has fully recognized these favorable trends. Other than a periodic warning about inflation being just around the corner by Chairman Greenspan, the only action taken has been a series of small interest rate hikes intended to slow slightly real Gross Domestic Product (GPD) growth closer to a level the Federal Reserve deems to be sustainable and non-inflationary. Should the Fed become truly concerned about an imminent inflationary spiral, we would likely see either faster rate hikes or more substantive measures to limit credit availability.

---------------

(1) Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. Stock market as a whole. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THE COVENTRY GROUP
WALDEN SOCIAL EQUITY FUND

INVESTMENT STRATEGY

      According to our equity valuation models, which take into account the level of interest rates and inflation, the price/earnings ratio of the S&P 500(1) is now about 15% overvalued. However, given the favorable outlook for strong GDP growth, low inflation, stable interest rates, and increased corporate profits, we do not expect the valuation premium to disappear. Thus, we believe that stock prices will continue to advance as earnings grow.

      Recent market trends have made portfolio composition strategy the most important determinant of investment returns. Until just a few weeks ago, about the only way to have earned an attractive return was through a very large allocation to technology stocks. Virtually all other groups, be they in large or small companies, offset the gains recorded within the technology sector. We have been wary of the valuations across the entire technology sector for some time. Even for established companies, multiples of 20 to 25 times sales are now common, as are earnings valuations exceeding 100. Nevertheless, we believe there is little doubt that the technology industry will continue to experience the most rapid growth in our economy for many years to come.

      Faced with a desire to participate in the favorable growth trends but cognizant of the risk of high valuations, we have concentrated investments in those technology companies with the best business franchises, the least assailable competitive positions, and demonstrated earning power. Our objective has been to prudently participate in industry growth while avoiding the worst of the potential price declines in the event growth moderates or investor enthusiasm wanes. In the aggregate, this quality strategy led to trailing relative technology sector performance until the past month, when stocks of newer, smaller and more speculative technology companies began to drop sharply. Nevertheless, we have no misconceptions about the high risk inherent in even the best quality technology companies should sales and earnings growth falter. Our broad portfolio diversification will be the best defense against a widespread decline in technology stock prices. While the sector is now the largest in our portfolio, it constitutes a smaller percentage than the S&P 500 weighting.

      Our preference for higher quality stocks is not limited to the technology sector. Indeed, it has been part of our core equity style for twenty years and over the years employing a higher quality security selection strategy has aided rather than hindered results. There have been exceptions to this, the most salient being the recent period from November 1998 through early March 2000. It is still too early to know with certainty whether the past few weeks are just a short interruption of the nearly 15 month speculative trend, or the beginning of a return to favor of stocks of more established companies. While we make no claim to being able to identify the precise inflection point, we believe that a continued adherence to our long-held security selection discipline will produce above average returns with lower than average risk.

---------------

(1) Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. Stock market as a whole. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

Portfolio composition is subject to change.

THE COVENTRY GROUP
WALDEN SOCIAL EQUITY FUND

SOCIAL RESEARCH AND ACTION

      At Walden, we view social research as an integral part of our social change and shareholder advocacy effort. Walden's social initiatives over the last six months have continued to focus on efforts that foster greater corporate awareness, a necessary step in achieving meaningful and lasting change.

      Among our more positive outcomes is the agreement reached with MBNA to produce its first diversity report. MBNA is the largest issuer of affinity group credit cards. Promised for September 2000, the report will include detailed information on the gender and racial composition of its workforce (EEO-1 data), as well as a description of programs and policies implemented to meet MBNA's equal employment goals. We have therefore withdrawn our proxy resolution requesting the report, and have commended MBNA for furthering its leadership on this important issue.

      Most recently, we joined a coalition of investors, led by Greenpeace in the UK, and filed our first international proxy resolution. This resolution asked BP AMOCO to increase investment in solar energy and cancel all plans for future oil exploration and production in the Arctic National Wildlife Refuge. We are co-filing a similar resolution with ARCO (Atlantic Richfield), soon-to-be acquired by BP Amoco. We are also exploring other opportunities to be represented at international shareholder meetings, on issues ranging from genetic engineering to anti-union conduct.

      Walden has recently taken up the issue of mercury pollution, initiating dialogues with mercury thermometer manufacturer Becton, Dickinson & Co. and drug store retailers CVS and Walgreen. Mercury is a known neurotoxin with severe effects on child and fetal brain development and mercury thermometers are the largest source of mercury in municipal solid waste. Forty states have advisories for mercury in one or more water bodies, and eleven states have issued statewide mercury advisories. We are asking these companies if they have plans to follow Rite-Aid in limiting or phasing-out the manufacture and sale of mercury containing products, especially in light of growing legislative initiatives to restrict the sale of mercury thermometers. Healthcare without Harm, a coalition of environmental health groups, has provided technical assistance to Walden.

      Walden continues to play an active role in fostering discussions on international concerns within the socially responsible investing community. In March, we hosted a New England Social Investment Forum meeting with Dr. Vandana Shiva, an Indian theoretical physicist and leading advocate for ecology and social justice. Dr. Shiva, in Boston for the Biodevastation 2000, outlined her major environmental, health and local community concerns associated with the introduction of genetically engineered foods and with corporate concentration of seed ownership. She urged social investors to build relationships with grassroots activists abroad to develop a better appreciation of local concerns and more effective strategies to address them. Additionally, we hosted Roberto Perez, President of the U'wa Traditional Authority, to speak at a New England Social Investment Forum meeting to address the potential impact of Occidental Petroleum's plans to drill on land considered sacred by the U'wa in Colombia.

---------------

Portfolio holdings are in bold and subject to change.

THE COVENTRY GROUP
WALDEN SOCIAL EQUITY FUND

                                      ***

      On behalf of all of us at United States Trust, I thank you for your continued confidence in our services. Please feel free to contact either me or my colleagues at (617) 726-7250 should you have any questions about our investment views or your account in general.

Sincerely,

/s/ Robert A. Lincoln
Robert A. Lincoln
Portfolio Manager and Senior Vice President
United States Trust Company

THE COVENTRY GROUP
WALDEN SOCIAL EQUITY FUND

                     VALUE OF $10,000 VS BENCHMARK INDICES


       AVERAGE ANNUAL
        TOTAL RETURN

   For the         Inception
Period Ended          to
 03/31/00(1)      03/31/00(2)

  4.13%(3)          6.94%(3)




                                                                 WALDEN SOCIAL EQUITY FUND          S&P 500 STOCK INDEX(4)
                                                                 -------------------------          ----------------------
6/99                                                                      10000.00                          10000.00
9/99                                                                       9460.00                           9375.62
12/99                                                                     10290.40                          10770.70
3/00                                                                      10693.90                          11017.70

The chart represents a historical investment of $10,000 in the Walden Social Equity Fund from July 1, 1999 to March 31, 2000, and represents the reinvestment of dividends and capital gains in the Fund.

(1)  For the period from July 1, 1999 through March 31, 2000.

(2)  Commenced operations on June 20, 1999.

(3)  Not annualized.

(4) Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. Stock market as a whole. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THE COVENTRY GROUP
WALDEN SOCIAL BALANCED FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
MARCH 31, 2000

                                                               SHARES
                                                                 OR
                                                              PRINCIPAL     MARKET
DESCRIPTION                                                    AMOUNT        VALUE
-----------                                                   ---------   -----------
COMMON STOCKS (69.2%):
BASIC MATERIALS (1.1%):
Bemis Co....................................................     1,800    $    66,375
Praxair, Inc................................................     2,000         83,250
                                                                          -----------
                                                                              149,625
                                                                          -----------
CAPITAL GOODS (2.9%):
Avery Dennison Corp. .......................................     1,300         79,381
Dover Corp. ................................................     1,900         90,963
Illinois Tool Works.........................................     3,000        165,750
Ingersoll-Rand Co...........................................     1,000         44,250
                                                                          -----------
                                                                              380,344
                                                                          -----------
COMMUNICATION SERVICES (6.4%):
Alltel Corp. ...............................................     1,675        105,630
AT&T Corp...................................................     2,850        160,313
Bellsouth Corp. ............................................     2,000         94,000
CenturyTel, Inc. ...........................................     2,000         74,250
MCI Worldcom, Inc. (b)......................................     2,250        101,953
SBC Communications, Inc.....................................     2,000         84,000
Vodafone AirTouch PLC.......................................     4,000        222,249
                                                                          -----------
                                                                              842,395
                                                                          -----------
CONSUMER CYCLICALS (6.5%):
Costco Wholesale Corp. (b)..................................     2,200        115,638
Dollar General Corp. .......................................     8,000        215,000
Home Depot, Inc.............................................     1,500         96,750
Honda Motor Co. Ltd.........................................     1,000         81,250
La-Z-Boy, Inc. .............................................     6,000         92,250
Leggett & Platt, Inc. ......................................     3,000         64,500
Omnicom Group...............................................     2,000        186,875
                                                                          -----------
                                                                              852,263
                                                                          -----------
CONSUMER PRODUCTS (1.6%):
Aptargroup, Inc.............................................     3,300         88,069
Cintas Corp. ...............................................     3,150        123,440
                                                                          -----------
                                                                              211,509
                                                                          -----------

                       See notes to financial statements.

THE COVENTRY GROUP
WALDEN SOCIAL BALANCED FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
MARCH 31, 2000 -- (CONTINUED)

                                                               SHARES
                                                                 OR
                                                              PRINCIPAL     MARKET
DESCRIPTION                                                    AMOUNT        VALUE
-----------                                                   ---------   -----------
COMMON STOCKS -- (CONTINUED)
CONSUMER STAPLES (4.1%):
Colgate-Palmolive Co. ......................................     4,000    $   225,500
CVS Corp. ..................................................     2,100         78,881
Sysco Corp. ................................................     3,000        107,063
W.W. Grainger, Inc. ........................................     1,000         54,250
Walgreen Co. ...............................................     3,000         77,250
                                                                          -----------
                                                                              542,944
                                                                          -----------
ENERGY (1.9%):
BP Amoco PLC................................................     4,600        244,088
                                                                          -----------
FINANCIAL SERVICES (10.1%):
American International Group................................     1,875        205,313
Fannie Mae..................................................     4,000        225,749
Fleet Boston Financial Corp. ...............................     4,737        172,901
Northern Trust Corp. .......................................     1,600        108,100
State Street Corp. .........................................     2,000        193,750
T. Rowe Price Associates....................................     4,000        158,000
U.S. Trust Corp. ...........................................     1,000        189,000
Wilmington Trust Corp. .....................................     1,600         77,800
                                                                          -----------
                                                                            1,330,613
                                                                          -----------
HEALTH CARE (10.1%):
Amgen, Inc. (b).............................................     2,000        122,750
Biomet, Inc. ...............................................     3,000        109,125
Cardinal Health, Inc. ......................................     3,000        137,625
Genzyme Corp. General Division (b)..........................     1,800         90,225
Guidant Corp. (b)...........................................     1,100         64,694
Johnson & Johnson...........................................     2,400        168,150
Medtronic, Inc..............................................     4,400        226,324
Merck & Co., Inc. ..........................................     2,600        161,525
Patterson Dental Co. (b)....................................     1,700         65,025
Schering-Plough Corp. ......................................     2,400         88,200
Stryker Corp. ..............................................     1,400         97,650
                                                                          -----------
                                                                            1,331,293
                                                                          -----------

                       See notes to financial statements.

THE COVENTRY GROUP
WALDEN SOCIAL BALANCED FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
MARCH 31, 2000 -- (CONTINUED)

                                                               SHARES
                                                                 OR
                                                              PRINCIPAL     MARKET
DESCRIPTION                                                    AMOUNT        VALUE
-----------                                                   ---------   -----------
COMMON STOCKS -- (CONTINUED)
PRODUCER PRODUCTS (1.7%):
Baldor Electric Co. ........................................     1,000    $    18,063
Herman Miller, Inc. ........................................     4,100        114,800
Teleflex, Inc. .............................................     2,500         88,750
                                                                          -----------
                                                                              221,613
                                                                          -----------
TECHNOLOGY (21.8%):
Affiliated Computer Services, Inc. (b)......................     2,000         76,000
Applied Materials, Inc. (b).................................     1,700        160,225
Cisco Systems, Inc. (b).....................................     5,100        394,293
EMC Corp. (b)...............................................       600         75,000
Fiserv, Inc. (b)............................................     2,000         74,375
Hewlett-Packard Co. ........................................     1,600        212,100
IBM Corp. ..................................................     1,500        177,000
Intel Corp. ................................................     2,400        316,650
Lucent Technologies, Inc. ..................................     5,000        303,750
Microsoft Corp. (b).........................................     3,100        329,375
Nokia Corp. ................................................       100         21,725
Sanmina Corp. (b)...........................................     2,000        135,125
Sun Microsystems, Inc. (b)..................................     1,600        149,925
Telefonaktiebolaget LM Ericsson.............................     2,500        234,531
Texas Instruments, Inc. ....................................       550         88,000
Waters Corp. (b)............................................     1,000         95,250
                                                                          -----------
                                                                            2,843,324
                                                                          -----------
TRANSPORTATION (1.0%):
Southwest Airlines..........................................     6,500        135,281
                                                                          -----------
TOTAL COMMON STOCKS.........................................                9,085,292
                                                                          -----------
CORPORATE BONDS (8.7%):
AMR Corp., 10.57%, 1/15/01..................................  $ 50,000         51,055
AT&T Corp., 7.00%, 5/15/05..................................   250,000        245,962
H.J. Heinz Co., 6.875%, 1/15/03.............................   250,000        247,715
Leggett & Platt, Inc., 7.185%, 4/24/02 (c)..................   200,000        200,076
May Department Stores Co., 9.875%, 12/1/02..................    50,000         53,034

                       See notes to financial statements.

THE COVENTRY GROUP
WALDEN SOCIAL BALANCED FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
MARCH 31, 2000 -- (CONTINUED)

                                                               SHARES
                                                                 OR
                                                              PRINCIPAL     MARKET
DESCRIPTION                                                    AMOUNT        VALUE
-----------                                                   ---------   -----------
CORPORATE BONDS -- (CONTINUED)
Pacific Bell, 6.875%, 8/15/06...............................  $150,000    $   146,552
Sysco Corp., 6.50%, 6/15/05.................................   200,000        193,756
                                                                          -----------
TOTAL CORPORATE BONDS.......................................                1,138,150
                                                                          -----------
MORTGAGE BACKED SECURITIES (6.2%):
Fannie Mae, 5.125%, 2/13/04.................................   106,000         99,077
Fannie Mae, 7.00%, 12/25/19.................................   371,661        369,161
Fannie Mae, 7.15%, 8/25/20..................................    88,196         87,971
GNMA, 7.50%, 10/15/25.......................................   252,757        251,374
                                                                          -----------
TOTAL MORTGAGE BACKED SECURITIES............................                  807,583
                                                                          -----------
TAXABLE MUNICIPAL BONDS AND NOTES (0.4%):
State of California, 8.15%, 9/1/01..........................    50,000         50,738
                                                                          -----------
TOTAL TAXABLE MUNICIPAL BONDS AND NOTES.....................                   50,738
                                                                          -----------
CERTIFICATES OF DEPOSIT (1.1%):
Community Capital Bank, 4.57%, 7/20/04......................    50,000         50,000
Shorebank Pacific, 4.55%, 7/13/04...........................    50,000         50,000
Vermont Development Credit, 5.20%, 7/13/04..................    50,000         50,000
                                                                          -----------
TOTAL CERTIFICATES OF DEPOSIT...............................                  150,000
                                                                          -----------
U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (9.5%):
FFCB, 5.80%, 6/17/05........................................   100,000         94,545
FFCB, 5.95%, 3/5/08.........................................   100,000         92,813
FHLB, 4.565%, 10/16/00......................................   400,000        396,638
FHLB, 6.185%, 5/6/08........................................   300,000        282,017
FHLB, 5.90%, 3/26/09........................................   200,000        183,132
FHLB, 5.82% 3/30/09.........................................   100,000         91,039
HUD 94A Pohatcong Township, 7.13%, 8/1/12...................   100,000         99,581
                                                                          -----------
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS.....                1,239,765
                                                                          -----------

                       See notes to financial statements.

THE COVENTRY GROUP
WALDEN SOCIAL BALANCED FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
MARCH 31, 2000 -- (CONTINUED)

                                                               SHARES
                                                                 OR
                                                              PRINCIPAL     MARKET
DESCRIPTION                                                    AMOUNT        VALUE
-----------                                                   ---------   -----------
SHORT-TERM INVESTMENTS (3.3%):
SEI Daily Income Government II Fund.........................   172,730    $   172,730
Valiant U.S. Treasury Money Market Portfolio................   259,096        259,096
                                                                          -----------
TOTAL SHORT-TERM INVESTMENTS................................                  431,826
                                                                          -----------
TOTAL INVESTMENTS (COST $12,077,882) (a) -- 98.4%...........               12,903,354
OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.6%...............                  214,055
                                                                          -----------
TOTAL NET ASSETS -- 100.0%..................................              $13,117,409
                                                                          ===========

---------------
Percentages indicated are based on net assets of $13,117,409.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax purposes of $7,126. Cost for federal income tax purposes differs from market value by net unrealized appreciation of securities as follows:

        Unrealized appreciation..............  $1,422,542
        Unrealized depreciation..............    (604,196)
                                               ----------
        Net unrealized appreciation..........  $  818,346
                                               ==========

(b) Non-income producing securities.

(c) Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

FFCB  -- Federal Farm Credit Bank
FHLB  -- Federal Home Loan Bank
GNMA  -- Government National Mortgage Association
PLC   -- Public Limited Company

                       See notes to financial statements.

THE COVENTRY GROUP
WALDEN SOCIAL EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
MARCH 31, 2000

                                                                           MARKET
DESCRIPTION                                                   SHARES        VALUE
-----------                                                   -------    -----------
COMMON STOCKS (97.7%):
BASIC MATERIALS (2.4%):
Bemis Co. ..................................................    6,400    $   236,000
Praxair, Inc. ..............................................    5,000        208,125
RPM, Inc. ..................................................   14,300        157,300
                                                                         -----------
                                                                             601,425
                                                                         -----------
CAPITAL GOODS (2.5%):
Illinois Tool Works.........................................    6,600        364,650
Ingersoll-Rand Co. .........................................    6,000        265,500
                                                                         -----------
                                                                             630,150
                                                                         -----------
COMMUNICATION SERVICES (8.3%):
Alltel Corp. ...............................................    5,427        342,240
AT&T Corp. .................................................   10,600        596,250
Bellsouth Corp. ............................................    7,700        361,900
CenturyTel, Inc. ...........................................    6,400        237,600
MCI Worldcom, Inc. (b)......................................    6,450        292,266
SBC Communications, Inc.....................................    6,185        259,770
                                                                         -----------
                                                                           2,090,026
                                                                         -----------
CONSUMER CYCLICALS (9.4%):
BJ's Wholesale Club, Inc. (b)...............................   10,000        386,249
Costco Wholesale Corp. (b)..................................    5,800        304,863
La-Z-Boy, Inc. .............................................   15,000        230,625
Leggett & Platt, Inc. ......................................   15,000        322,500
McClatchy Co................................................    7,000        229,250
Omnicom Group...............................................    5,000        467,187
Sabre Holdings, Inc. (b)....................................    2,167         80,044
TJX Cos., Inc. .............................................   15,300        339,469
                                                                         -----------
                                                                           2,360,187
                                                                         -----------
CONSUMER PRODUCTS (2.2%):
Aptargroup, Inc. ...........................................   12,000        320,250
Hannaford Brothers Co. .....................................    3,300        243,375
                                                                         -----------
                                                                             563,625
                                                                         -----------

                       See notes to financial statements.

THE COVENTRY GROUP
WALDEN SOCIAL EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
MARCH 31, 2000 -- (CONTINUED)

                                                                           MARKET
DESCRIPTION                                                   SHARES        VALUE
-----------                                                   -------    -----------
COMMON STOCKS -- (CONTINUED)
CONSUMER STAPLES (3.9%):
Colgate-Palmolive Co........................................    5,000    $   281,875
Kimberly-Clark Corp.........................................    5,000        280,000
Sysco Corp..................................................   11,700        417,544
                                                                         -----------
                                                                             979,419
                                                                         -----------
ENERGY (3.6%):
BP Amoco PLC................................................   17,232        914,373
                                                                         -----------
FINANCIAL SERVICES (15.6%):
Bank of America Corp........................................    6,000        314,625
Cincinnati Financial Corp. .................................   12,800        481,600
Fannie Mae..................................................    6,500        366,844
Fleet Boston Financial Corp. ...............................   11,844        432,306
State Street Corp. .........................................    4,000        387,500
T. Rowe Price Associates....................................   12,200        481,900
U.S. Trust Corp.............................................    4,000        756,000
Wachovia Corp. .............................................    6,000        405,375
Wilmington Trust Corp. .....................................    5,800        282,025
                                                                         -----------
                                                                           3,908,175
                                                                         -----------
HEALTH CARE (14.6%):
Bristol-Myers Squibb Co. ...................................    5,800        334,950
Cardinal Health, Inc. ......................................    7,437        341,172
Dentsply International, Inc. ...............................   10,000        283,750
Guidant Corp. (b) ..........................................    3,700        217,606
IDX Systems Corp. (b).......................................    5,000        136,875
Johnson & Johnson ..........................................    6,000        420,375
Medtronic, Inc. ............................................    8,000        411,500
Merck & Co., Inc. ..........................................   10,000        621,250
Saint Jude Medical, Inc. (b)................................    5,000        129,063
Schering-Plough Corp. ......................................   11,300        415,275
Stryker Corp. ..............................................    5,000        348,750
                                                                         -----------
                                                                           3,660,566
                                                                         -----------

                       See notes to financial statements.

THE COVENTRY GROUP
WALDEN SOCIAL EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
MARCH 31, 2000 -- (CONTINUED)

                                                                           MARKET
DESCRIPTION                                                   SHARES        VALUE
-----------                                                   -------    -----------
COMMON STOCKS -- (CONTINUED)
PRODUCER PRODUCTS (5.5%):
Carlisle Cos., Inc. ........................................    6,900    $   276,000
Herman Miller, Inc. ........................................   10,800        302,400
Tecumseh Products Co. ......................................    5,000        210,000
Teleflex, Inc. .............................................   12,000        426,000
Tennant Co. ................................................    5,000        155,000
                                                                         -----------
                                                                           1,369,400
                                                                         -----------
TECHNOLOGY (28.0%):
Affiliated Computer Services, Inc. (b)......................   10,000        380,000
Applied Materials, Inc. (b).................................    6,000        565,500
Automatic Data Processing...................................    5,000        241,250
Cisco Systems, Inc. (b).....................................   12,800        989,599
EMC Corp. (b)...............................................    1,500        187,500
Hewlett-Packard Co. ........................................    3,100        410,944
IBM Corp. ..................................................    4,000        472,000
Intel Corp. ................................................    6,600        870,787
Lucent Technologies, Inc. ..................................   10,000        607,500
Microsoft Corp. (b).........................................    6,000        637,500
Oracle Corp. (b)............................................    4,800        374,700
Sanmina Corp. (b)...........................................    4,000        270,250
Sun Microsystems, Inc. (b)..................................    3,400        318,591
Telefonaktiebolaget LM Ericsson.............................    5,000        469,063
Xerox Corp. ................................................    8,000        208,000
                                                                         -----------
                                                                           7,003,184
                                                                         -----------
TRANSPORTATION (0.4%):
AMR Corp. (b)...............................................    3,000         95,625
                                                                         -----------
TRANSPORTATION & SHIPPING (1.3%):
United Parcel Service, Inc. ................................    5,000        315,000
                                                                         -----------
TOTAL COMMON STOCKS.........................................              24,491,155
                                                                         -----------

                       See notes to financial statements.

THE COVENTRY GROUP
WALDEN SOCIAL EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
MARCH 31, 2000 -- (CONTINUED)

                                                                           MARKET
DESCRIPTION                                                   SHARES        VALUE
-----------                                                   -------    -----------
SHORT-TERM INVESTMENTS (1.9%):
Valiant U.S. Treasury Money Market Portfolio................  464,307    $   464,307
                                                                         -----------
TOTAL SHORT-TERM INVESTMENTS................................                 464,307
                                                                         -----------
TOTAL INVESTMENTS (COST $23,326,064) (a) -- 99.6%...........              24,955,462
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.4%...............                 108,171
                                                                         -----------
TOTAL NET ASSETS -- 100.0%..................................             $25,063,633
                                                                         ===========

---------------
Percentages indicated are based on net assets of $25,063,633.

(a) Represents cost for both federal income tax purposes and financial reporting purposes and differs from market value by net unrealized appreciation of securities as follows:

        Unrealized appreciation.............  $ 3,716,570
        Unrealized depreciation.............   (2,087,172)
                                              -----------
        Net unrealized appreciation.........  $ 1,629,398
                                              ===========

(b) Non-income producing securities.

PLC -- Public Limited Company

                       See notes to financial statements.

THE COVENTRY GROUP
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2000

                                                                WALDEN         WALDEN
                                                                SOCIAL         SOCIAL
                                                               BALANCED        EQUITY
                                                                 FUND           FUND
                                                              -----------    -----------
ASSETS:
  Investments, at value (cost $12,077,882 and $23,326,064,
     respectively)..........................................  $12,903,354    $24,955,462
  Cash......................................................      211,869         94,561
  Interest and dividends receivable.........................       64,220         25,125
  Receivable for investments sold...........................       17,933             --
  Receivable for capital shares issued......................       11,173             --
  Receivable from investment adviser........................       17,755          9,136
                                                              -----------    -----------
TOTAL ASSETS................................................   13,226,304     25,084,284
                                                              -----------    -----------
LIABILITIES:
  Payable for investments purchased.........................       86,769             --
  Payable for capital shares redeemed.......................        6,700             --
  Accrued expenses and other payables:
     Administration fees....................................          540          1,134
     Other payables.........................................       14,886         19,517
                                                              -----------    -----------
TOTAL LIABILITIES...........................................      108,895         20,651
                                                              -----------    -----------
NET ASSETS..................................................  $13,117,409    $25,063,633
                                                              ===========    ===========
COMPOSITION OF NET ASSETS:
  Capital...................................................  $12,271,057    $23,661,337
  Accumulated undistributed net investment income...........       56,142         38,564
  Accumulated undistributed net realized losses from
     investment transactions................................      (35,262)       (73,155)
  Accumulated dividends in excess of realized gains.........           --       (192,511)
  Unrealized appreciation from investments..................      825,472      1,629,398
                                                              -----------    -----------
NET ASSETS..................................................  $13,117,409    $25,063,633
                                                              ===========    ===========
Net Assets..................................................  $13,117,409    $25,063,633
                                                              ===========    ===========
Shares Outstanding (par value $0.001, unlimited number of
  shares authorized)........................................    1,227,321      2,364,667
                                                              ===========    ===========
Net Asset Value, Offering Price and Redemption Price per
  share.....................................................  $     10.69    $     10.60
                                                              ===========    ===========

                       See notes to financial statements.

THE COVENTRY GROUP
STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED MARCH 31, 2000 (a)

                                                              WALDEN SOCIAL   WALDEN SOCIAL
                                                                BALANCED         EQUITY
                                                                  FUND            FUND
                                                              -------------   -------------
INVESTMENT INCOME:
  Interest income...........................................    $173,947       $       --
  Dividend income...........................................      73,441          235,827
                                                                --------       ----------
TOTAL INVESTMENT INCOME.....................................     247,388          235,827
                                                                --------       ----------
EXPENSES:
  Investment adviser fees...................................      68,212          137,884
  Administration fees.......................................      18,206           36,807
  Accounting fees...........................................       5,298            3,025
  Transfer agent fees.......................................      14,095           14,125
  Custodian fees and expenses...............................       3,737            4,284
  Printing fees.............................................       6,013           11,871
  Other expenses............................................       6,524           10,073
                                                                --------       ----------
     Total expenses before fee reductions and
      reimbursements........................................     122,085          218,069
     Fee reductions and reimbursements......................     (30,160)         (33,516)
                                                                --------       ----------
     Net expenses...........................................      91,925          184,553
                                                                --------       ----------
NET INVESTMENT INCOME.......................................     155,463           51,274
                                                                --------       ----------
REALIZED/UNREALIZED GAINS/(LOSSES) FROM INVESTMENTS:
  Net realized losses from investment transactions..........     (35,262)         (73,155)
  Change in unrealized appreciation from investments........     825,472        1,629,398
                                                                --------       ----------
  Net realized/unrealized gains from investments............     790,210        1,556,243
                                                                --------       ----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............    $945,673       $1,607,517
                                                                ========       ==========

---------------
(a) Commenced operations on June 20, 1999.

                       See notes to financial statements.

THE COVENTRY GROUP
STATEMENTS OF CHANGES IN NET ASSETS

                                                                WALDEN SOCIAL         WALDEN SOCIAL
                                                                BALANCED FUND          EQUITY FUND
                                                                   FOR THE               FOR THE
                                                                 PERIOD ENDED          PERIOD ENDED
                                                              MARCH 31, 2000 (a)    MARCH 31, 2000 (a)
                                                              ------------------    ------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income.....................................     $   155,463           $    51,274
  Net realized losses from investment transactions..........         (35,262)              (73,155)
  Change in unrealized appreciation from investments........         825,472             1,629,398
                                                                 -----------           -----------
Change in net assets resulting from operations..............         945,673             1,607,517
                                                                 -----------           -----------
DIVIDENDS TO SHAREHOLDERS:
  Net investment income.....................................        (104,154)              (16,563)
  In excess of net realized gains from investment
     transactions...........................................              --              (192,511)
                                                                 -----------           -----------
Change in net assets from shareholder dividends.............        (104,154)             (209,074)
                                                                 -----------           -----------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued...............................      13,508,845            25,660,663
  Dividends reinvested......................................         104,163               209,068
  Cost of shares redeemed...................................      (1,337,118)           (2,204,541)
                                                                 -----------           -----------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS........      12,275,890            23,665,190
                                                                 -----------           -----------
CHANGE IN NET ASSETS........................................      13,117,409            25,063,633
NET ASSETS:
  Beginning of period.......................................              --                    --
                                                                 -----------           -----------
  End of period (including accumulated undistributed net
     investment income of $51,309 and $34,711,
     respectively)..........................................     $13,117,409           $25,063,633
                                                                 ===========           ===========
SHARE TRANSACTIONS:
  Issued....................................................       1,349,918             2,564,962
  Reinvested................................................          10,334                20,886
  Redeemed..................................................        (132,931)             (221,181)
                                                                 -----------           -----------
CHANGE IN SHARES............................................       1,227,321             2,364,667
                                                                 ===========           ===========

---------------

(a) Commenced operations on June 20, 1999.

                       See notes to financial statements.

THE COVENTRY GROUP
NOTES TO FINANCIAL STATEMENTS AT MARCH 31, 2000

1.  ORGANIZATION:
         The Coventry Group (the "Group") was organized as a Massachusetts business trust on January 8, 1992 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The accompanying financial statements and financial highlights are those of the Walden Social Balanced Fund and Walden Social Equity Fund (individually, a "Fund", collectively, the "Funds"), which commenced operations on June 20, 1999.

         The Funds' investment objectives are as follows:

         Walden Social Balanced Fund seeks long-term capital growth and income through an actively managed portfolio of stocks, bonds and money market instruments.

         Walden Social Equity Fund seeks long-term capital growth through an actively managed portfolio of stocks.

2.  SIGNIFICANT ACCOUNTING POLICIES:
         The following is a summary of the significant accounting policies followed by the Funds' in preparation of their financial statements. These policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

    SECURITY VALUATION:
         Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sales price at the close of regular trading. Securities traded on an exchange or NASDAQ for which there have been no sales and other over-the-counter securities are valued at the last reported bid price. Debt securities are valued using the mean between the bid and ask price. Debt securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.

    SECURITY TRANSACTIONS AND RELATED INCOME:
         Security transactions are accounted for on the date the security is purchased or sold ("trade date"). Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Securities gains and losses are calculated on the identified cost basis.

    EXPENSES:
         Expenses that are directly related to one of the Funds are charged directly to that Fund. Expenses relating to the Funds collectively are prorated to the Funds on the basis of each Fund's relative net assets. Expenses relating to the Group are prorated to the Funds and any other portfolios of the Group on the basis of relative net assets.

    DIVIDENDS TO SHAREHOLDERS:
         Dividends from net investment income, if any, and net realized gain, if any, are declared and distributed annually.

THE COVENTRY GROUP
NOTES TO FINANCIAL STATEMENTS AT MARCH 31, 2000 -- (CONTINUED)

         The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified to paid-in capital: temporary differences do not require reclassification.

         As of March 31, 2000, the following reclassifications have been made to increase/(decrease) such accounts with offsetting adjustments made to capital:

                                                               ACCUMULATED
                                                              UNDISTRIBUTED
                                                              NET INVESTMENT
                                                                  INCOME
                                                              --------------
Walden Social Balanced Fund.................................      $4,833
Walden Social Equity Fund...................................       3,853

    FEDERAL INCOME TAXES:
         Each Fund is a separate taxable entity for federal tax purposes. Each Fund has qualified and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended and to distribute substantially all of their taxable net investment income and net realized gains, if any, to their shareholders. Accordingly, no provision for Federal income tax is required.

         The Walden Social Balanced Fund has a loss carryover of $28,136 which will expire in fiscal year end 2008.

3.  RELATED PARTY TRANSACTIONS WITH AFFILIATES:
         United States Trust Company of Boston, (the "Investment Adviser"), acts as investment adviser to the Funds. For its services as the investment adviser, United States Trust Company of Boston is entitled to receive a fee, computed daily and paid monthly at the annual rate of 0.75% of the average daily net assets of each fund.

         The Investment Adviser, which is a Massachusetts-chartered banking and trust company, acts as each Fund's custodian and transfer agent. Under the custody agreement, the Investment Adviser is entitled to receive a fee of 0.02% on the first $100 million of net assets and 0.015% on net assets over $100 million of each fund. This fee is computed daily and paid monthly. The Investment Adviser receives a fixed fee for its services as the transfer agent.

         BISYS Fund Services Limited Partnership (the "Distributor") and BISYS Fund Services Ohio, Inc. (the "Administrator"), are wholly owned subsidiaries of The BISYS Group, Inc. Certain officers and trustees of the Group are also officers of the Administrator. Such officers are paid no fees directly by the Funds for serving as officers of the Group. Under the terms of the administration agreement, the Administrator receives an annual fee, computed daily and paid monthly, equal to 0.20% of each Fund's average net assets.

         For the period ended March 31, 2000, the Administrator voluntarily agreed to waive a portion of its fees as follows:

Walden Social Balanced Fund.................................  $4,595
Walden Social Equity Fund...................................  $9,294

THE COVENTRY GROUP
NOTES TO FINANCIAL STATEMENTS AT MARCH 31, 2000 -- (CONTINUED)

         The Funds are responsible for their own operating expenses. The Investment Adviser has agreed to reduce fees payable to it by the Funds to the extent necessary to limit each Fund's aggregate annual operating expenses to 1.00% of the average daily net assets. Any such reductions made by the Investment Adviser in its fees, payments, reimbursement of expenses which are the Funds obligations subject to repayment by the Funds within three years provided the Funds are able to effect such repayment and remain in compliance with applicable limitations.

         Pursuant to its agreement, for the period ended March 31, 2000, the Investment Adviser reimbursed the Funds as follows:

Walden Social Balanced Fund.................................  $25,565
Walden Social Equity Fund...................................  $24,222

4.  INVESTMENT TRANSACTIONS:
         The cost of security purchases and the proceeds from security sales, excluding short-term securities, for the period ended March 31, 2000, were:

                                                        PURCHASES       SALES
                                                        ----------    ----------
Walden Social Balanced Fund...........................  $4,317,129    $3,208,115
Walden Social Equity Fund.............................  $6,645,164    $7,431,132

THE COVENTRY GROUP
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                                                WALDEN SOCIAL         WALDEN SOCIAL
                                                                BALANCED FUND          EQUITY FUND
                                                                   FOR THE               FOR THE
                                                                PERIOD ENDING         PERIOD ENDING
                                                              MARCH 31, 2000 (a)    MARCH 31, 2000 (a)
                                                              ------------------    ------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................        $10.00                $10.00
INVESTMENT ACTIVITIES:
  Net investment income.....................................          0.13                  0.02
  Net realized and unrealized gains from investment
     transactions...........................................          0.65                  0.67
                                                                    ------                ------
Total from investment activities............................          0.78                  0.69
                                                                    ------                ------
DIVIDENDS:
  Net investment income.....................................         (0.09)                (0.01)
  In excess of net realized gains from investment
     transactions...........................................            --                 (0.08)
                                                                    ------                ------
Total dividends.............................................         (0.09)                (0.09)
                                                                    ------                ------
NET ASSET VALUE, END OF PERIOD..............................        $10.69                $10.60
                                                                    ======                ======
TOTAL RETURN................................................          7.83%(c)              6.94%(c)
RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (millions)....................        $ 13.1                $ 25.1
  Ratio of expenses to average net assets...................          1.01%(d)              1.00%(d)
  Ratio of net investment income to average net assets......          1.70%(d)              0.28%(d)
  Ratio of expenses to average net assets (b)...............          1.34%(d)              1.18%(d)
  Portfolio turnover........................................         28.80%                28.57%

---------------
(a) Commenced operations on June 20, 1999.
(b) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(c) Not annualized.
(d) Annualized.

                       See notes to financial statements.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of the Walden Social Balanced Fund and the Walden Social Equity Fund of the Coventry Group:

We have audited the accompanying statements of assets and liabilities of the Walden Social Balanced Fund and the Walden Social Equity Fund of the Coventry Group (a Massachusetts business trust), including the schedules of portfolio investments, as of March 31, 2000, and the related statements of operations and changes in net assets, and financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2000, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Walden Social Balanced Fund and the Walden Social Equity Fund as of March 31, 2000, the results of their operations, the changes in their net assets, and their financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                             ARTHUR ANDERSEN LLP

Columbus, Ohio
May 16, 2000

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                Investment Adviser, Custodian and Transfer Agent

                     United States Trust Company of Boston
                                40 Court Street
                                Boston, MA 02108
                                 (617) 726-7250

                                       -

                                 Administrator

                         BISYS Fund Services Ohio, Inc.
                               3435 Stelzer Road
                               Columbus, OH 43219

                                       -

                                  Distributor

                    BISYS Fund Services Limited Partnership
                               3435 Stelzer Road
                               Columbus, OH 43219

                                       -

                                    Auditors

                              Arthur Andersen LLP
                               Huntington Center
                              41 South High Street
                            Columbus, OH 43215-6150

                                       -

                                 Legal Counsel

                             Dechert Price & Rhoads
                             1775 Eye Street, N.W.
                             Washington, D.C. 20006

This report is intended for the shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

5/00

                                 [Walden Logo]
                            WALDEN ASSET MANAGEMENT
              A Division of United States Trust Company of Boston

                     UNITED STATES TRUST COMPANY OF BOSTON

                          WALDEN SOCIAL BALANCED FUND

                           WALDEN SOCIAL EQUITY FUND

                                 ANNUAL REPORT

                                 MARCH 31, 2000